Exhibit 31.2

CERTIFICATIONS

I, Douglas Crawford, Chief Accounting Officer of Capital City Energy Group, Inc., certify that:

1.	I have reviewed this Report on Form 10-Q of Capital City Energy Group, Inc. (the “Registrant”);

2.
 Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of our Company as of, and for, the periods presented in this report;

4.
Our  other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) for the small business issuer and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to our Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Evaluated the effectiveness of our disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)
Disclosed in this report any change in our internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting; and

5.
 The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to our auditors and the audit committee of  our board of directors:

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect our ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting.

Dated:  November 14, 2008                                                                                 /s/ Douglas Crawford
Douglas Crawford
Chief Accounting Officer